SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 19, 2007

NORTHWEST BIOTHERAPEUTICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER	0-33393	94-3306718
JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)
18701 120th Avenue NE, Suite 101, Bothell, WA 98011
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 608-3000

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 3.03 Material Modification to Rights of Security Holders.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 5.05 Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Item 8.01 Other Information.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 3.1
EXHIBIT 3.2
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 14.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry Into a Material Definitive Agreement.
Conversion of Preferred Stock and Related Matters
Northwest Biotherapeutics, Inc. (the “Company”), Toucan Capital Fund II, LLP (“Toucan Capital”) and Toucan Partners LLC (“Toucan Partners”) entered into a conversion agreement (the “Conversion Agreement”) dated June 15, 2007, which became effective on June 22, 2007 upon the admission of the Company’s common stock (“Common Stock”) to trade on the Alternative Investments Market (“AIM”) of the London Stock Exchange (the “Admission”).
Pursuant to the terms of the Conversion Agreement (i) Toucan Capital has agreed to convert and has converted all of its shares of the Company’s Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) and the Company’s Series A-1 Cumulative Convertible Preferred Stock (the “Series A-1 Preferred Stock”) (in each case, excluding any accrued and unpaid dividends) into Common Stock and has agreed to eliminate a number of rights, preferences and protections associated with the Series A Preferred Stock and Series A-1 Preferred Stock, including the liquidation preference entitling Toucan Capital to certain substantial cash payments and (ii) Toucan Partners has agreed to eliminate all of its existing rights to receive Series A-1 Preferred Stock under certain notes and warrants (and thereafter to receive shares of Common Stock rather than shares of Series A-1 Preferred Stock), and the rights, preferences and protections associated with the Series A-1 Preferred Stock, including the liquidation preference that would entitle Toucan Partners to certain substantial cash payments, in return for issuance by the Company of an aggregate of 6,860,561 additional shares of Common Stock, to be apportioned between Toucan Capital and Toucan Partners as to 4,287,851 and 2,572,710 shares of Common Stock, respectively.
Upon conversion by Toucan Capital of all of its shares of the Company’s Series A Preferred Stock and Series A-1 Preferred Stock, no shares of either series of preferred stock remain outstanding. Accordingly, as approved by the Board of Directors of the Company, upon Admission on June 22, 2007, the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination of the Company’s Series A Cumulative Convertible Preferred Stock and a Certificate of Elimination of the Company’s Series A-1 Cumulative Convertible Preferred Stock, to eliminate the Company’s Series A Preferred Stock and Series A-1 Preferred Stock.
In addition, under the terms of the Conversion Agreement (i) the warrant to purchase Series A Preferred Stock held by Toucan Capital (the “Toucan Series A Preferred Warrant”) is exercisable for 2,166,667 shares of Common Stock rather than shares of Series A Preferred Stock (plus shares of Common Stock, rather than shares of Series A Preferred Stock, attributable to accrued dividends on the shares of Series A Preferred Stock previously held by Toucan Capital that were converted into Common Stock upon Admission, subject to the further provisions of the Conversion Agreement as described below) and (ii) warrants to purchase Series A-1 Preferred Stock held by Toucan Capital (the “Toucan Capital Series A-1 Preferred Warrants”) are exercisable for an aggregate of 17,256,888 shares of Common Stock rather than shares of Series A-1 Preferred Stock (plus shares of Common Stock, rather than shares of Series A-1 Preferred Stock, attributable to accrued dividends on the shares of Series A-1 Preferred Stock previously held by Toucan Capital that were converted into Common Stock upon Admission). Also, the 32,500,000 shares of Series A Preferred Stock held by Toucan Capital converted, in accordance with their terms into 2,166,667 shares of Common Stock and the 4,816,863 shares of Series A-1 Preferred Stock held by Toucan Capital converted, in accordance with their terms, into 12,844,968 shares of Common Stock, and the convertible promissory notes issued by the Company to Toucan Partners in aggregate principal amount of $4.825 million (the “Toucan Partners Notes”) and associated warrants (the “Toucan Partners Note Warrants”) became convertible solely for shares of Common Stock.
Under the terms of the Conversion Agreement, Toucan Capital also agreed to temporarily defer receipt of the accrued and unpaid dividends on its shares of Series A Preferred Stock and Series A-1 Preferred Stock of an

amount equal to $334,340 and $917,451, respectively, until not later than September 30, 2007. To the extent that all accrued and unpaid dividends are not paid in cash on or before September 30, 2007, Toucan Capital may elect, in its sole discretion, to have the accrued and unpaid dividends satisfied, in whole or in part (including through a combination of the following), by (A) cash payment; (B) offset or satisfaction of the applicable exercise prices of some or all the Toucan Series A Preferred Warrant and/or the Toucan Capital Series A-1 Preferred Warrants, such that the aggregate exercise price of such warrants is reduced by an amount equal to the amount of accrued and unpaid dividends being satisfied through such adjustment; or (C) the issuance of shares of Common Stock at $0.60 per share (after giving effect to the Reverse Stock Split (as defined below), and as may be further adjusted for stock splits, stock dividends, reverse stock splits and similar actions effected after the date of the Conversion Agreement). If Toucan Capital elects to have the accrued and unpaid dividends of approximately $1,251,791 satisfied in whole by the issuance of shares of Common Stock at $0.60 per share, Toucan Capital would be issued approximately 2,086,318 shares of Common Stock.
The foregoing description of the Conversion Agreement is subject in its entirety to the terms of the agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.
Termination of Recapitalization Agreement
On June 22, 2007, the Company and Toucan Capital entered into a Termination Agreement (the “Termination Agreement”) pursuant to which the Recapitalization Agreement originally dated as of April 26, 2004, between the Company and Toucan Capital, as amended and restated on July 30 2004, and as further amended from time to time, was terminated except for certain provisions relating to indemnification, injunctive relief and other miscellaneous provisions. The foregoing description of the Termination Agreement is subject in its entirety to the terms of the agreement which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.
Second Amended and Restated Investor Rights Agreement
On June 22, 2007, the Company and Toucan Capital entered into a Second Amended and Restated Investor Rights Agreement (the “Second Amended and Restated Investor Rights Agreement”) amending and restating the Amended and Restated Investor Rights Agreement, dated January 26, 2005, to eliminate Toucan Capital’s right of first refusal to purchase its pro rata share of any new offering of securities of the Company and to clarify that all shares of Common Stock held by Toucan Capital or Toucan Partners and all shares of Common Stock that are issuable or issued upon conversion of the Toucan Partners Notes, Toucan Partners Note Warrants or the Toucan Capital Warrants are subject to registration rights. The foregoing description of the Second Amended and Restated Investor Rights Agreement is subject in its entirety to the terms of the agreement which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated by reference herein.
Nomad Agreement
On June 15, 2007, the Company and Collins Stewart European Limited (“Collins Stewart”) entered into a Nominated Adviser and Broker Agreement (the “Nomad Agreement”) that became effective on June 22, 2007 pursuant to which Collins Stewart was appointed as nominated advisor and broker to the Company in connection with Admission. The Nomad Agreement is for an initial 12 month period and thereafter is terminable on three month’s written notice given by either party. Under the Nomad Agreement, Collins Stewart will receive a fee of approximately $100,000 per year plus expenses incurred. The foregoing description of the Nomad Agreement is subject in its entirety to the terms of the agreement which is attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated by reference herein.
Stock Option Plans
The Company has established a new stock option plan, which became effective upon Admission on June 22, 2007 (the “2007 Stock Option Plan”). The Company has reserved a total of 5,480,868 shares of Common Stock for issue in respect of options granted under the plan (after giving effect to the Reverse Stock Split (as defined below)). The plan provides for the grant to employees of the Company, its parents and subsidiaries, including officers and employee directors, of “incentive stock options” within the meaning of Section 422 of the US Internal Revenue Code and for the grant of non-statutory stock options to the employees, officers, directors, including non-employee directors, and consultants of the Company, its parents and subsidiaries. To the extent an optionee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value, under all of the Company’s plans and determined as of the grant date, in excess of $100,000, any such excess options will be treated as non-statutory options. The foregoing description of the 2007 Stock Option Plan is subject in its entirety to the 2007 Stock Option Plan attached to this Current Report on Form 8-K as Exhibit 10.5 and incorporated by reference herein.
In addition, the Company has amended its existing equity plans effective upon Admission on June 22, 2007, such that no further option grants may be made under those plans.
Item 3.03 Material Modification to Rights of Security Holders.
The descriptions of the Conversion Agreement, Termination Agreement and Second Amended and Restated Investor Rights Agreement set forth in Item 1.01 above are incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Board Appointment; Committee Appointments
Upon Admission on June 22, 2007, the Company expanded the Board of Directors to four members and appointed R. Steve Harris, 64, to fill the newly created vacancy on the Board. Mr. Harris joined the Board as a non-executive director of the Company effective upon Admission on June 22, 2007. Mr. Harris is currently the non-executive Chairman of Proteome Sciences plc, Convé plc and Sinclair Pharma plc. He is also a non-executive director of SkyePharma plc, Advanced Medical Solutions plc and Premier Research plc. Mr. Harris holds a Bachelor of Pharmacy Degree (University of London) and was elected a Fellow of the Royal Pharmaceutical Society in 2000. Mr. Harris also was designated to serve as a member of the Audit Committee, Compensation Committee, and Nominating Committee.
Ms. Linda Powers, who previously was appointed to the Board (as described in the Form 8-K filed on May 21, 2007) has been appointed to the Company’s Audit Committee, Compensation Committee, and Nominative Committee.
Employment and other Compensation Arrangements
Upon Admission on June 22, 2007, the employment agreement between the Company and Alton L. Boynton, Ph.D. became effective. Under the terms of the agreement, Dr. Boynton is employed as Chief Executive Officer and President of the Company. Pursuant to the terms of the agreement, Dr. Boynton is paid annual compensation of $331,250 for his services. The agreement provides for standard benefits, including coverage under the Company’s medical, dental, vision, life and disability polices. Dr. Boynton is eligible to participate in the Company’s 401(k) plan and to receive a bonus at the discretion of the Board. The foregoing description of Dr. Boynton’s employment agreement is subject in its entirety to the terms of the agreement which is attached to this Current Report on Form 8-K as Exhibit 10.6 and incorporated by reference herein.
Upon Admission on June 22, 2007, the employment agreement between the Company and Jim D. Johnston became effective. Under the terms of the agreement, Mr. Johnston is employed as Chief Financial Officer and General Counsel of the Company. Pursuant to the terms of the agreement, Mr. Johnston is paid annual compensation of $180,000 for his services. Mr. Johnston is required to devote 60 percent of his time to the Company’s business. The agreement provides for standard benefits, including coverage under the Company’s medical, dental, vision, life and disability polices. Mr. Johnston is eligible to participate in the Company’s 401(k) plan and to receive a bonus at the discretion of the Board. The foregoing description of Mr. Johnston’s employment agreement is subject in its entirety to the terms of the agreement which is attached to this Current Report on Form 8-K as Exhibit 10.7 and incorporated by reference herein.
Upon Admission on June 22, 2007, the Company is required to pay Linda Powers as Chairperson and a non-executive member of the Board of Directors approximately $100,000 per annum for her services. Also upon Admission, the Company is required to pay R. Steve Harris as a non-executive member of the Board of Directors approximately $60,000 per annum for his services. The foregoing description of the non-executive directors agreements is subject in its entirety to the Letters of Appointment attached to this Current Report on Form 8-K as Exhibits 10.8 and 10.9 and incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Bylaw Amendment
Effective June 22, 2007, the Company’s bylaws were amended to (i) eliminate the ability to obtain stockholder approval by written consent in lieu of a meeting, (ii) require notification to the Company by stockholders of holdings of equal to or more than 3% of the aggregate outstanding shares of a class or series of the Company’s capital stock and (iii) restrict certain transfers of the Company’s Common Stock issued or sold pursuant to Regulation S of the Securities Act of 1933, as amended. The foregoing description of the amendments to the Company’s bylaws is subject in its entirety to the bylaws which are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.
Item 5.05 Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Adoption of New Code of Ethics
Effective June 22, 2007, the Company’s Board of Directors adopted a new Code of Ethics to conform the Code to current industry practice and to reflect the fact that the Company’s common stock has been admitted to AIM. The Code of Ethics is attached to this Current Report on Form 8-K as Exhibit 14.1 and incorporated herein by reference.
Item 8.01 Other Information.
Amendment to Certificate of Incorporation
On June 19, 2007, the Company’s announced that the 1-for-15 reverse stock split of its outstanding common stock (the “Reverse Stock Split”) became legally effective after the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Seventh Amended and Restated Certificate of Incorporation (the “Charter Amendment”). The foregoing description of the Charter Amendment is subject in its entirety to the Charter Amendment attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated by reference herein.
Press Release
On June 22, 2007, the Company issued a press release in compliance with Rule 135c of the Securities Act of 1933 relating to the placement of shares of its Common Stock with foreign institutional investors and admission of its Common Stock on AIM. A copy of the press release is attached hereto as Exhibit 99.1. Also on June 22, 2007, the Company issued a second press release related to the Reverse Stock Split. A copy of the second press release is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
The following are filed as exhibits to this report.

3.1	Third Amended and Restated Bylaws of Northwest Biotherapeutics, Inc.
3.2	Amendment to the Seventh Amended and Restated Certificate of Incorporation of Northwest Biotherapeutics, Inc.
10.1	Conversion Agreement dated June 15, 2007 and effective June 22, 2007 between Northwest Biotherapeutics, Inc. and Toucan Capital Fund II, LLP.
10.2	Termination Agreement dated June 22, 2007 between Northwest Biotherapeutics, Inc. and Toucan Capital Fund II, LLP.
10.3	Second Amended and Restated Investor Rights Agreement dated June 22, 2007 between Northwest Biotherapeutics, Inc. and Toucan Capital Fund II, LLP.
10.4	Nomad Agreement dated June 15, 2007 and effective June 22, 2007 between Northwest Biotherapeutics, Inc. and Collins Stewart Europe Limited.
10.5	2007 Stock Option Plan
10.6	Employment Agreement dated June 18, 2007 between Dr. Alton Boynton and Northwest Biotherapeutics, Inc.
10.7	Employment Agreement dated June 18, 2007 between Jim Johnston and Northwest Biotherapeutics, Inc.
10.8	Letter of Appointment for Linda L. Powers
10.9	Letter of Appointment for R. Steve Harris
14.1	Code of Ethics of Northwest Biotherapeutics, Inc.
99.1	Northwest Biotherapeutics, Inc. press release dated June 22, 2007: Northwest Biotherapeutics Closes its Placement of Shares with Foreign Institutional Investors
99.2	Northwest Biotherapeutics, Inc. press release dated June 22, 2007: Northwest Biotherapeutics Announces Effectiveness of Reverse Stock Split

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.
June 22, 2007	By	/s/ Alton Boynton
Alton L. Boynton
President & Chief Executive Officer